Supplement to the John Hancock International/Global Funds Prospectus
                for John Hancock Short-Term Strategic Income Fund




On June 8, 1999, the Trustees of the John Hancock Short-Term Strategic Income Fund (the "Fund") voted to recommend that the shareholders approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on October 13, 1999, the Fund would transfer all of its assets and liabilities to John Hancock Strategic Income Fund ("Strategic Income Fund") in a tax-free exchange for shares of equal value of Strategic Income Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to shareholders during the last week of August, 1999.

Effective at the close of business on June 11, 1999, John Hancock Short-Term Strategic Income Fund will be closed to all new accounts.


June 11, 1999

GLIPS 6/99